SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 20, 2007
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address, of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s Telephone number including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 4

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On November 19, 2007, Forrester Research, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2007. On November 20, 2007, the Company issued another press release reporting that the consolidated financial statements appended to the original press release contained an error in the consolidated statements of cash flows for the nine months ended September 30, 2006. A copy of the November 20, 2007 press release, to which the corrected consolidated statements of cash flows is appended, is included as an exhibit to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
99.1 Press Release dated November 20, 2007
        .

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ Michael A. Doyle
	Name:	Michael A. Doyle
	Title:	Chief Financial Officer and Treasurer

Date: November 20, 2007

Exhibit Index

Exhibit	Description	Page

99.1	Press Release dated November 20, 2007	5